UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 1, 2007
Date of Report (Date of earliest event reported)

BOARDWALK BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	000-1354835	20-4392739
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

201 Shore Road, Linwood, New Jersey	08221
(Address of principal executive offices)	(Zip Code)

(609) 601-0600
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreement.  Michael D. Devlin, Chairman, President, and Chief Executive Officer of Boardwalk Bancorp, Inc. (the “Company”), is a party to an Employment Agreement, dated as of June 1, 1999, with Boardwalk Bank (the “Bank”), the wholly-owned banking subsidiary of the Company, a copy of which was filed as Exhibit 10.3 to the Company’s Registration Statement on Form S-4 filed on March 3, 2006 (Reg. No. 333-132195) (the “S-4 Registration Statement”).   On June 1, 2007, the Bank and Mr. Devlin entered into an Amendment No. 1 to Employment Agreement (the ”Amendment to Employment Agreement”) to amend certain provisions of the Employment Agreement, a copy of which Amendment to Employment Agreement is attached as Exhibit 10.2.  The Amendment to Employment Agreement (i) revises the definition of “change in control” included in the Employment Agreement to reflect the formation of the Company as a bank holding company for the Bank and (ii) makes certain  changes to the provisions relating to the timing of payments under the Employment Agreement designed to comply with recently issued final regulations under Section 409A of the Internal Revenue Code of 1986 (the “Code”) regarding nonqualified deferred compensation.

Amendment to Change in Control Agreements.  Wayne S. Hardenbrook, Executive Vice President and Chief Financial Officer of the Company, and Guy A. Deninger, Executive Vice President and Chief Lending Officer of the Company, are each party to a Change in Control Agreement, dated as of February 22, 2005, with the Bank, copies of which were filed as Exhibits 10.4 and 10.5, respectively, to the S-4 Registration Statement.  On June 1, 2007, each of Messrs. Hardenbrook and Deninger entered into an Amendment No. 1 to Change in Control Agreement (each, an “Amendment to Change in Control Agreement”) to amend certain provisions of their change in Control Agreements, copies of which Amendments to Change in Control Agreement are attached as Exhibits 10.4 and 10.6, respectively.  Each Amendment to Change in Control Agreement (i) revises the definition of “change in control” in the Change in Control Agreement to reflect the formation of the Company as a bank holding company for the Bank, (ii) adds a tax gross-up provision in the event that payments to the executive under the Change in Control Agreement become subject to an excise tax under Section 280G of the Code, and (iii) makes certain changes to the provisions relating to the timing of payments under each Change in Control Agreement designed to comply with the recently issued final regulations under Section 409A of the Code regarding nonqualified deferred compensation.

The foregoing description of the Amendment to Employment Agreement and each Amendment to Change in Control Agreement is qualified in its entirety by reference to copies of the agreements, which are filed as Exhibits 10.2, 10.4 and 10.6, respectively.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits:

10.1	Employment Agreement, dated as of June 1, 1999, between Boardwalk Bank and Michael D. Devlin (Incorporated by reference to Exhibit 10.3 of Registration Statement on Form S-4, No. 333-132195).

10.2	Amendment No. 1 to Employment Agreement, dated as of June 1, 2007, between Boardwalk Bank and Michael D. Devlin.

10.3

Change in Control Agreement, dated as of February 22, 2005, between Boardwalk Bank and Wayne S. Hardenbrook (Incorporated by reference to Exhibit 10.4 of Registration Statement on Form S-4, No. 333-132195).

10.4	Amendment No. 1 to Change in Control Agreement, dated as of June 1, 2007, between Boardwalk Bank and Wayne S. Hardenbrook.

10.5

Change in Control Agreement, dated as of February 22, 2005, between Boardwalk Bank and Guy A. Deninger (Incorporated by reference to Exhibit 10.5 of Registration Statement on Form S-4, No. 333-132195).

10.6	Amendment No. 1 to Change in Control Agreement, dated as of June 1, 2007, between Boardwalk Bank and Guy A. Deninger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOARDWALK BANCORP, INC.

Dated: June 5, 2007

	By:	/s/ Michael D. Devlin
Michael D. Devlin
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement, dated as of June 1, 1999, between Boardwalk Bank and Michael D. Devlin (Incorporated by reference to Exhibit 10.3 of Registration Statement on Form S-4, No. 333-132195)

10.2	Amendment No. 1 to Employment Agreement, dated as of June 1, 2007, between Boardwalk Bank and Michael D. Devlin

10.3

Change in Control Agreement, dated as of February 22, 2005, between Boardwalk Bank and Wayne S. Hardenbrook (Incorporated by reference to Exhibit 10.4 of Registration Statement on Form S-4, No. 333-132195)

10.4	Amendment No. 1 to Change in Control Agreement, dated as of June 1, 2007, between Boardwalk Bank and Wayne S. Hardenbrook

10.5	Change in Control Agreement, dated as of February 22, 2005, between Boardwalk Bank and Guy A. Deninger (Incorporated by reference to Exhibit 10.5 of Registration Statement on Form S-4, No. 333-132195)

10.6	Amendment No. 1 to Change in Control Agreement, dated as of June 1, 2007, between Boardwalk Bank and Guy A. Deninger